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                           UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D. C. 20549

                              FORM 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934

Date of Report   (Date of earliest event reported):     June 30, 1999
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             REINSURANCE GROUP OF AMERICA, INCORPORATED
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       (Exact name of registrant as specified in its charter)


Missouri                           1-11848            43-1627032
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(State or other jurisdiction       (Commission        (IRS Employer
  of incorporation)                File Number)       Identification No.)

        660 Mason Ridge Center Drive, St. Louis, Missouri      63141
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        (Address of principal executive officers)            (Zip Code)

Registrant's telephone number, including area code: (314) 453-7300
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Item 5. Other Events.

        On June 30, 1999, Reinsurance Group of America, Incorporated ("RGA") issued a press release, a copy of which is attached hereto as
Exhibit 99.1, and incorporated herein by reference, announcing that its Board of Directors has approved an amendment to its Restated Articles of Incorporation that would convert and reclassify all of RGA's Non-Voting Common Stock into Voting Common Stock. Under the amendment, each share of RGA's Non-Voting Common Stock would be automatically converted into
0.97 shares of its Voting Common Stock. RGA also announced that its Board has called a special meeting of the shareholders at 2:00 p.m.
(CDT) on September 1, 1999 at Marriott West Hotel, 660 Maryville Centre Drive, St. Louis, Missouri to consider and vote on the amendment.

Item 7.  Financial Statements and Exhibits.

(c)      The following exhibit is filed as part of this report on Form
         8-K

             Exhibit 99.1 Press Release, dated June 30, 1999, by
             Reinsurance Group of America, Incorporated.



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                             SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            REINSURANCE GROUP OF AMERICA,
                            INCORPORATED
                            (Registrant)


Date:   July 1, 1999        /s/ Jack B. Lay
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                            Executive Vice President and
                            Chief Financial Officer




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                            EXHIBIT INDEX

EXHIBIT NO.                 DESCRIPTION

99.1                        Press Release dated June 30, 1999